UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  1/28/2020

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

Missouri	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On January 28, 2020, UMB Financial Corporation (the “Company”) issued a press release announcing the financial results for the Company for the quarter and year ended December 31, 2019.  A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 28, 2020, the Board of Directors of the Company appointed Mr. David Odgers to the position of Chief Accounting Officer (“CAO”) of the Company, effective immediately. Mr. Odgers, age 50, has been with the Company for fifteen (15) years, first serving as Assistant Controller, and, for the last six (6) years, serving as the Company’s Controller, a position he will retain. Prior to his time with the Company, Mr. Odgers was with Gold Banc Corporation, in Leawood, Kansas, serving in various capacities, including as Senior Corporate Accountant.

Mr. Odgers replaces Mr. Brian Walker, who, on November 12, 2019, announced his decision to retire, effective March 2, 2020.  Mr. Walker will remain with the Company in a consultative role until his retirement date.

Mr. Odgers will receive an annual salary of $230,000 and will participate in the Company’s 2020 Short-Term Incentive Compensation Program at a target of 35% of his annual salary and in the Company’s Long-Term Incentive Compensation Program at 25% of his annual salary. There are no other arrangements or understandings between him and any other person pursuant to which he was selected as an officer. The Company knows of no transactions between him, or any of his related persons, and the Company that need to be reported pursuant to Item 404 (a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

On January 28, 2020, the Company announced in the same press release that the Board of Directors of the Company (the “Board”) had declared a quarterly dividend of $0.31 per share that is payable on April 1, 2020 to shareholders of record of the Company as of the close of business on March 10, 2020. This press release is attached as Exhibit 99.1, and the information included in the press release is hereby incorporated herein by reference.

The Company is furnishing a copy of materials that will be used in the Company’s shareholder conference call at 8:30 a.m. (CT) on January 29, 2020.  A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s website at www.umb.com.  The materials are dated January 28, 2020, and the Company disclaims any obligation to correct or update any of the materials in the future.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01    Financial Statements and Exhibits

99.1	Press Release announcing financial results for quarter and year ended December 31, 2019, and announcing dividend declaration.

99.2	Investor Presentation Materials, dated January 28, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: January 28, 2020